Exhibit 99.2

RXO to Acquire Coyote Logistics June 23, 2024 Transformational deal will create third - largest North American freight broker

Non-GAAP financial measures and forward-looking statements

Non-GAAP financial measures
The non-GAAP financial measures in this presentation include: adjusted earnings before interest, taxes, depreciation and amortization ("adjusted EBITDA"); adjusted free cash flow; and adjusted diluted earnings per share ("adjusted diluted EPS").

We believe that these adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not reflect, or are unrelated to, RXO's core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures should only be used as supplemental measures of our operating performance.

Adjusted EBITDA and adjusted diluted EPS include adjustments for transaction and integration costs, as well as restructuring costs and other adjustments. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating RXO's ongoing performance.

We believe that adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments that management has determined do not reflect our core operating activities and thereby assist investors with assessing trends in our underlying business. We believe that adjusted diluted EPS improves the comparability of our operating results from period to period by removing the impact of certain costs that management has determined do not reflect our core operating activities, including amortization of acquisition-related intangible assets, transaction and integration costs, restructuring costs and other adjustments, and thereby may assist investors with comparisons to prior periods and assessing trends in our underlying business. We believe that adjusted free cash flow is an important measure of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value, and may assist investors with assessing trends in our underlying business. We calculate free cash flow as net cash provided by operating activities less payment for purchases of property and equipment plus proceeds from sale of property and equipment. We define adjusted free cash flow as free cash flow less cash paid for transaction, integration, restructuring and other costs.

Forward-looking statements
This presentation includes forward-looking statements, including statements relating to the potential transaction, such as the expected funding and time period to consummate the potential transaction and the anticipated benefits (including synergies) of the potential transaction, as well as our second-quarter outlook. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "predict," "should," "will," "expect," "project," "forecast," "goal," "outlook," "target," or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the Securities and Exchange Commission ("SEC") and the following: the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated; potential delays in consummating the potential transaction, including as a result of regulatory approvals; RXO's ability to integrate the operations of Coyote Logistics in a successful manner and in the expected time period; the possibility that any of the anticipated benefits and projected synergies of the potential transaction will not be realized or will not be realized on the anticipated terms and within the expected time period; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; risks that the anticipated tax treatment of the potential transaction is not obtained; unforeseen or unknown liabilities; customer, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the potential transaction that could be instituted against RXO or its directors; the possibility that the potential transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the potential transaction on the parties' business relationships and business generally; risks that the potential transaction disrupts current plans and operations of RXO and potential difficulties in employee retention and hiring as a result of the potential transaction, as well as the risk of disruption of RXO's or Coyote Logistics' management, including the diversion of management's time and attention to completion of the proposed transaction and integration matters, and business disruption during the pendency of, or following, the potential transaction; certain restrictions during the pendency of the proposed transaction that may impact RXO's and Coyote Logistics' ability to pursue certain business opportunities or strategic transactions; negative effects of this announcement, and the pendency or completion of the potential transaction on the market price of RXO's common stock and/or operating results; rating agency actions and RXO's ability to access short- and long-term debt and equity markets on a timely and affordable basis; the risk that actual results of the acquired business may differ materially from preliminary results; and the risks described in Part I, Item 1A "Risk Factors" of RXO's Annual Report on Form 10-K for the year ended December 31, 2023 and in subsequent filings with the SEC. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

RXO

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3 Highly accretive acquisition creates scaled transportation leader Market Leadership – Third - largest brokered transportation provider Scale – Increases network density and power lanes, benefiting customers and carriers Growth – Minimal customer overlap, diversifies vertical exposure Operations – Technology, customer service and continuous improvement drive excellence Synergies – Expected annualized cost - saving opportunities of at least $25 million 1 2 3 4 5

4 Company Snapshot Brokerage Customers Carriers Employees Top Verticals ~4,000 ~15,000 ~115,000 ~97,000 ~2,150 ~2,500 1 1. Calendar year 2023. 2. Includes temporary workers 2 Retail/ e - Commerce Industrial/ Manufacturing Food & Beverage Transportation

5 RXO increases scale, maintains premium margin and expands earnings 2023 Revenue 2023 Gross Margin 2023 Adj. EBITDA ~$3.9B ~$720M ~$132M Increased scale ~11.9X pre - synergies ~9.2X post - synergies ~$3.2B ~$470M $86M pre - synergies $111M post - synergies $7.1B $1.2B $218M pre - synergies $243M post - synergies [Logo to Come] [Logo to Come] [Logo to Come] [Logo to Come] [Logo to Come] [Logo to Come] 2023 Brokerage GM% 15.4% Premium gross margin 14.5% 14.9% After acquisition closing 1. Results of the acquired business are preliminary and subject to completion of financial closing procedures and completion of the related audit. Accordingly, actual results of the acquired business may differ materially from these preliminary results. Adjusted EBITDA (a non - GAAP measure) of the acquired bu siness is calculated in accordance with RXO’s definition of adjusted EBITDA. A reconciliation of adjusted EBITDA of the acquired business to a corresponding GAAP measure is not available without unreasonable effort prior to completion of the audit. 1

6 RXO grows to the third - largest North American freight broker Source: Transport Topics 2024 Rankings of Top Freight Brokerage Firms. Note: Numbers do not add up due to rounding.

Transaction overview

Financial highlights

- $1.025 billion on a cash-free, debt-free basis
- Immediately and significantly accretive to adj. diluted EPS and adj. free cash flow
- Transaction multiple ~11.9X 2023 pre-synergies adj. EBITDA; ~9.2x 2023 post-synergies[1]

Financing sources

- Mix of equity and debt, including:
  - $300 million of fully committed equity from MFN Partners
  - $250 million of fully committed equity from Orbis Investments
- Expected to be neutral to leverage; committed to investment grade metrics
- Backstopped by fully committed financing

Timing and approvals

- Subject to customary regulatory approvals and closing conditions
- Expected to close by the end of 2024

RXO

1. Results of the acquired business are preliminary and subject to completion of financial closing procedures and completion of the related audit. Accordingly, actual results of the acquired business may differ materially from these preliminary results. Adjusted EBITDA (a non-GAAP measure) of the acquired business is calculated in accordance with RXO's definition of adjusted EBITDA. A reconciliation of adjusted EBITDA of the acquired business to a corresponding GAAP measure is not available without unreasonable effort prior to completion of the audit.

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8 Acquisition reinforces RXO’s key investment highlights 1 Large addressable market with secular tailwinds 2 Track record of above - market growth and high profitability 3 Proprietary technology drives productivity, volume and margin expansion 4 Long - term relationships with blue - chip customers 5 Market - leading platform with complementary transportation solutions 6 Differentiated approach to Sales drives cross - selling opportunities 7 Diverse exposure across attractive verticals 8 Experienced and proven leadership team